UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1: Report to Shareholders

Japan Fund	April 30, 2008

The views and opinions in this report were current as of April 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Japanese equities continued to decline over the last six months, falling 6.54% in U.S. dollar terms. From the market’s peak in March 2007 to its trough on March 21, 2008, Japanese equities as measured by the Topix Index fell 37.5%, although the decline was substantially less in dollar terms due to a rise in the yen. Since the March low, the market’s recovery has been robust, making it one of the better-performing markets (in U.S. dollar terms) in the developed world thus far in 2008. Within the market, larger-capitalization stocks continued to outperform. Your fund’s loss over the past six months reflected this difficult environment, but we see reasons for guarded optimism in the coming months.

HIGHLIGHTS

• Japanese equities declined in the six months ended April 30, 2008, although the market recovered strongly from its mid-March lows.

• The Japan Fund lagged the broad Topix Index (First Section) but outpaced its peers over the period.

• The fund reduced its weighting in small-cap stocks, which have suffered from a contraction of liquidity in the overall economy and a significant decline in interest in equities on the part of domestic investors.

• Japan’s export focus on emerging markets may help it weather the U.S. economic slowdown in the coming months.

Over the last six months, the fund underperformed the broad Topix Index (First Section) but was comfortably ahead of its Lipper peer group, as shown in the table above. We were hampered by our exposure to mid- and small-cap companies (which we define as those with a market capitalization of $500 million to $4 billion). Although mid- and small-caps have now declined to levels where they appear to have found valuation support, their earnings outlook is deteriorating faster than that of larger companies. We have reduced our allocation to this segment to around 25% of the portfolio, continuing to hold only companies with the most durable business models. Relative to our Lipper peer group average, our cautious stance helped us outperform after weighing on results in the previous reporting period.

MARKET ENVIRONMENT

Economy
The six-year recovery in Japan’s economy, fueled by strong overseas demand and continued weakness in the yen, is now over, leaving Japan to face new economic challenges that may force it to look inward for growth—a challenging task. In particular, a combination of flat wages, higher taxes, and low interest rates on savings has resulted in a prolonged and severe slump in domestic consumption. Japanese companies, having been slow to share their profits with their employees during the good times, will be even more reluctant to do so as the stronger yen and higher raw material costs put pressure on margins.

With inflation picking up, consumers are beginning to balk at higher taxes. Politicians needing to curry favor with the electorate may mean Japan is entering a period when the consumer faces better odds. In the meantime, however, rising wages are being offset by higher food and energy prices.

Despite these headwinds, the first calendar quarter was stronger than expected in Japan, as the impact of the U.S. economic slowdown was offset by growth in Europe and the Middle East. Exports are likely to contribute 1.7% of the expected 2.3% growth in gross domestic product over the period. Exports grew in March at their slowest year-over-year rate in three years, and industrial production contracted 0.6%, the first correction in four years. Domestic demand remained weak, although inflation and the leap-year effect boosted retail sales. Housing construction has recovered from the correction following the revisions to the Building Standards Law, although it turned lower in April.

One bright factor is that the global disruption in financial markets over the last six months has had less of an impact on Japan than elsewhere. The combined write-offs of Japanese banks have been less than that of one U.S. firm (Citigroup), and those occurred mostly on U.S.-sourced credits. As a result, there has been no domestic credit contraction other than that which the government has created in the real estate market to cool off corporate speculation in condominiums, and the banking system is adequately capitalized. Having initially performed in line with the global banking sector, Japanese banks rallied strongly during the period and were the best performing of all 33 Topix sectors. Insurance, other financials, and brokers were among the five best-performing groups.

Politics
The current political impasse is not encouraging foreign or domestic investors to consider Japanese equities favorably. Prime Minister Fukuda is now more unpopular than Mr. Abe, the former prime minister, and were it not for a forthcoming six-day visit by China’s President Hu Jintao and the G8 economic summit in Hokkaido in July, his days in office would probably be numbered. The direct debiting of medical insurance from the pensions of those over age 75 had been poorly communicated prior to its implementation, which is causing real hardship in a key Liberal Democratic Party (LDP) constituency. Various groups within the LDP are now maneuvering to arrange for a succession that will give the party an odds-on chance of retaining at least a simple lower house majority at the next election. This could result in a radical choice from within the LDP, which now appears willing to do whatever it takes to end the current stalemate. Any resolution would be good for investor sentiment.

Equity Markets
We believe that our all-cap approach is appropriate for the fund given its growth emphasis: Earnings growth is not concentrated exclusively in larger firms, and growth company valuations currently appear more reasonable for mid- and small-caps, even accounting for their lower levels of liquidity. While performing as well as large-caps over the long term, smaller-capitalization stocks have suffered recently from a severe contraction of liquidity in the overall economy and a significant decline in domestic investors’ interest in equities. Our valuation discipline has protected us from some of the more unfortunate episodes among smaller-cap shares, however. Although we believe that our approach has allowed the fund to benefit from a more diverse group of industries and stocks, we have to be prudent in the current environment. Accordingly, we have reduced our weighting in the smallest-capitalization stocks to its lowest level in many years.

PORTFOLIO REVIEW AND STRATEGY

Our strategy focuses on investing in high-quality companies with capable managements and strong long-term growth potential, as we believe these companies will drive Japan’s role in the global economy. During the period, we maintained our thematic investment approach while taking care to ensure that the portfolio remained broadly diversified across sectors. Our bottom-up stock picking led us to emphasize the following sectors and industries:

Health care. Japan has maintained a global competitive edge in selected areas of medical device manufacturing. We own one of the largest such companies, Terumo, as well as Sysmex, which is a leader in medical testing equipment and reagents. We also own Hamamatsu Photonics, which specializes in photoelectric multiplier tubes used in scanners. (Please refer to our portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Alternative energy. Japan boasts some world-leading companies in the field of nuclear energy, and we own Toshiba, which now owns Westinghouse, and Japan Steel Works, the world’s leading maker of containment vessels. Japan also has a number of companies with exposure to a variety of energy sources that are not carbon dependent, but in many cases these do not represent a significant part of sales or profits.

Environmental protection. A number of our holdings have businesses directly related to environmental protection. Ibiden makes diesel particulate filters, which will become mandatory in Japan by the end of the decade. Asahi Pretec is a recycler of precious metals and industrial wastes, and Daiseki recycles fuel and makes plant wastewater treatment equipment.

Niche technologies. We own a number of companies with unique products or services that have high barriers to entry. Examples include Nissha Printing, the world leader in in-mold design—which is seeing increasing use in a variety of consumer electronics products; Zenrin, the country’s leading supplier of maps and mapping databases; Modec the world’s second-largest maker of floating production, storage, and offloading platforms for the oil industry; and Wacom, the dominant global provider of pen-based computer interfaces.

In terms of performance, the fund benefited from notable positions in the financial conglomerates Mizuho Financial Group and Sony Financial Holdings, which shared in the strong performance of the financials sector. Nissha Printing benefited from robust growth in touch panels used for cell phones. Chemicals firm Nihon Parkerizing produces rust-prevention treatments used in the auto and steel industries, and the company saw rising margins from declining raw input prices and strong demand from China. The largest traditional Chinese medicine producer in Japan, Tsumura & Co., outperformed due to its defensive focus on the aging demographics of Japanese society. Games machine producer Sankyo benefited from strong sales.

The fund’s manufacturing holdings detracted the most from results, led by positions in Ibiden and Mitsubishi Gas & Chemical. Ibiden suffered from tough market conditions and high depreciation costs. Mitsubishi Gas & Chemical was particularly weak after warning of a sharp slowdown in profits, mainly due to changes in accounting methods and pricing pressure from customers in the semiconductor and liquid crystal display industries. Human resource staffing firm Intelligence was also particularly weak, declining on poor growth and an unfavorable outlook as competition increases. Finally, Japan Tobacco and Suzuki Motor struggled due to foreign exchange losses and rising materials costs, and the former suffered as well from a scandal involving pesticides found in dumplings produced by a subsidiary.

OUTLOOK

Several factors argue for a continued allocation to Japanese equities despite the country’s economic troubles. While the growth outlook is skewed toward exports, Japan has a greater emerging markets exposure than most developed markets, which should help offset the slowdown in the U.S. Domestic firms are forecasted to have higher operating profits in the coming year, but exporters have been particularly conservative in their foreign exchange assumptions—leaving reasonable room for upgrades if volumes remain stable. Finally, after lagging other markets by a wide margin since the end of 2005, Japan may now be the most promising haven available for contrarian investors.

We continue to focus on stronger business models in both the domestic and export segments of the market as they are likely to be the most resilient. Valuations are not stretched, but they are less attractive than in March. The major risk remains a political upheaval, although it is difficult to predict when this might occur. With less capital available for speculation, growth investing appears likely to outperform a value approach, and our strategy is well placed to add value.

Although investing in Japan has been frustrating over the past two years, our team of investment analysts continues to search for the best growth opportunities—sowing the seeds, we believe, for long-term investors to benefit from exposure to this major international market over the full business and economic cycle.

Respectfully submitted,

Campbell Gunn
Portfolio Manager

May 16, 2008

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Topix Index (First Section): Tracks the performance of larger companies on the Tokyo Stock Exchange.

Topix Index (Second Section): Tracks the performance of smaller and newly listed companies on the Tokyo Stock Exchange.

Topix Small Index: Tracks the performance of smaller shares within the First Section of the Topix Index.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/08
Toyota Motor	3.3%
Sumitomo Mitsui Financial	2.8
Mizuho Financial	2.6
Nintendo	2.4
East Japan Railway	2.1
Mitsubishi UFJ Financial	2.0
Canon	1.8
ORIX	1.7
Mitsubishi Estate	1.7
Mitsui OSK Lines	1.6
Nomura Securities	1.6
Nidec	1.6
Yamada Denki	1.5
ITOCHU	1.5
Sumitomo Metal Industries	1.5
KDDI	1.5
Mitsui	1.5
Konica	1.5
Toshiba	1.4
Nikon	1.4
Stanley Electric	1.4
Terumo	1.4
T&D Holdings	1.3
Toyota Tsusho	1.3
Marubeni	1.3
Total	43.7%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 4/30/08‡	Year Ended 10/31/07‡	10/31/06‡	10/31/05‡	10/31/04	10/31/03
NET ASSET VALUE						
Beginning of period	$ 11.14	$ 11.16	$ 10.19	$ 7.89	$ 7.12	$ 5.06
Investment activities						
Net investment income (loss)	0.04	0.03	0.02	–	(0.02)	(0.02)
Net realized and unrealized gain (loss)	(1.02)	0.05¤	0.99	2.30	0.79	2.08
Total from investment activities	(0.98)	0.08	1.01	2.30	0.77	2.06
Distributions						
Net investment income	–	(0.02)	–	–	–	–
Net realized gain	–	(0.08)	(0.04)	–	–	–
Total distributions	–	(0.10)	(0.04)	–	–	–
NET ASSET VALUE						
End of period	**$ 10.16**	**$ 11.14**	**$ 11.16**	**$ 10.19**	**$ 7.89**	**$ 7.12**

Ratios/Supplemental Data

Total return^	(8.80)%	0.73%	9.91%	29.15%	10.81%	40.71%
Ratio of total expenses to average net assets	1.07%+	1.02%	1.01%	1.18%	1.21%	1.38%
Ratio of net investment income (loss) to average net assets	0.80%+	0.24%	0.14%	0.04%	(0.26)%	(0.43)%
Portfolio turnover rate	97.1%+	110.8%	154.2%	161.2%	212.4%	254.7%
Net assets, end of period (in thousands)	$ 346,785	$ 404,937	$ 573,819	$ 311,605	$ 199,874	$ 170,707

‡ Per share amounts calculated using average shares outstanding method.

¤ The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
JAPAN 97.0%		
COMMON STOCKS 97.0%		
Consumer Discretionary 21.5%		
ABC-Mart (1)	97,600	2,539
Aruze (1)	87,100	3,213
Benesse	100,000	4,411
Daiei (1)(2)	161,850	1,387
Doutor Nichires Holdings (1)	115,900	2,159
Isetan Mitsukoshi Holdings (1)(2)	237,200	2,493
Jupiter Telecommunications (2)	4,735	4,102
NHK Spring (1)	384,000	2,780
Nikon (1)	168,000	4,894
Nitori (1)	60,550	3,200
Pacific Golf Group (1)(2)	2,441	2,807
Point (1)	66,930	2,945
Resorttrust	62,300	856
Sankyo-Gunma	63,800	3,845
Sanyo Shokai (1)	126,000	692
Sekisui House	390,000	3,744
Stanley Electric (1)	191,700	4,884
Toyota Motor	224,900	11,439
USS	40,400	2,867
Yamada Denki (1)	62,190	5,366
Zenrin (1)	93,600	2,089
Zensho (1)	315,400	1,844
Total Consumer Discretionary		74,556
Consumer Staples 1.3%		
Japan Tobacco	892	4,327
Total Consumer Staples		4,327
Energy 1.8%		
Inpex	294	3,278
Modec (1)	83,700	2,939
Total Energy		6,217

Financials 19.9%		
Aeon Mall (1)	113,200	3,568
Bank of the Ryukyus (1)(2)	88,800	914
Daiwa Securities Group	408,000	4,085
Davinci Advisors (1)(2)	3,324	3,183
Mitsubishi Estate	202,000	5,826
Mitsubishi UFJ Financial	615,500	6,768
Mizuho Financial Group (1)	1,739	9,039
Nomura Securities	317,100	5,521
ORIX	32,180	5,848
SBI Holdings (1)	12,401	3,246
Seven Bank (1)	603	1,090
Sony Financial Holdings	1,053	4,432
Sumitomo Mitsui Financial (1)	1,116	9,691
T&D Holdings	69,850	4,471
The Yachiyo Bank (1)	312	1,432
Total Financials		69,114
Health Care 5.7%		
Asahi Intecc	17,100	101
Nakanishi	15,100	1,526
Rohto Pharmaceutical	200,000	2,141
Sysmex	91,200	3,731
Takeda Pharmaceutical	56,900	3,021
Terumo (1)	96,000	4,755
Towa Pharmaceutical (1)	27,900	1,081
Tsumura (1)	146,700	3,559
Total Health Care		19,915
Industrials & Business Services 23.3%		
Asahi Glass	295,000	3,539
Asahi Pretec (1)	56,000	1,473
Central Japan Railway (1)	451	4,414
Daiseki	112,954	3,402

East Japan Railway	912	7,284
Fanuc	25,900	2,743
Hitachi Construction Machinery (1)	142,100	4,445
Hitachi High-Technologies	175,000	3,507
Intelligence (1)	147	93
ITOCHU	504,000	5,310
Japan Steel Works	116,000	2,133
Marubeni	562,000	4,451
Mitsubishi Corporation	101,200	3,275
Mitsubishi Electric	312,000	3,212
Mitsui	220,000	5,127
Mitsui Osk Lines (1)	405,000	5,536
Nissha Printing (1)	73,300	3,046
Nitto Boseki (1)	395,000	826
Sankyu	607,000	3,163
Secom	78,100	3,655
Sumitomo Heavy Industries	418,000	3,546
Toshiba Machine	343,000	2,215
Toyota Tsusho	206,400	4,459
Total Industrials & Business Services		80,854
Information Technology 15.5%		
Canon	125,500	6,284
Hamamatsu Photonics	111,400	3,414
Ibiden	93,400	4,109
Konica (1)	339,000	5,105
Nidec (1)	72,000	5,386
Nintendo	15,100	8,369
Nippon Electric Glass	245,000	3,787
Otsuka	41,600	3,207
Shimadzu	298,000	2,912
Sumco	163,900	4,119
Toshiba	587,000	4,910

Wacom (1)	1,083	2,165
Total Information Technology		53,767
Materials 6.4%		
Denki Kagaku Kogyo (1)	651,000	2,423
Hitachi Chemical	109,300	2,140
JSR (1)	168,400	3,779
Nihon Parkerizing (1)	147,000	2,356
Sumitomo Chemicals	525,000	3,436
Sumitomo Metal Industries	1,256,000	5,310
Tokai Carbon (1)	257,000	2,664
Total Materials		22,108
Telecommunication Services 1.6%		
KDDI	805	5,182
Okinawa Cellular Telephone	251	436
Total Telecommunication Services		5,618
Total Japan (Cost $303,265)		336,476
SHORT-TERM INVESTMENTS 1.4%		
MONEY MARKET FUNDS 1.4%		
T. Rowe Price Reserve Investment Fund, 2.93% (3)(4)	4,825,787	4,826
Total Short-Term Investments (Cost $4,826)		4,826
SECURITIES LENDING COLLATERAL 20.2%		
INVESTMENTS IN POOLED ACCOUNT MANAGED BY JPMORGAN CHASE BANK, LONDON 20.2%		
Bank Notes 1.0%		
American Express Centurion, VR, 2.792%, 2/17/09	579,940	577
National City Bank of Cleveland, VR, 2.678%, 8/14/08	1,159,880	1,140
Wachovia Bank, VR, 2.11%, 2/23/09	425,289	421

Wachovia Bank, VR, 2.12%, 10/2/08	405,958	403
World Savings Bank, VR, 2.739%, 5/8/08	927,904	928
Total Bank Notes		3,469
Certificates of Deposit 2.3%		
Bank of Montreal Chicago, VR, 2.698%, 10/2/08	966,567	965
Bank of Montreal Chicago, VR, 2.911%, 3/12/09	579,940	577
Bank of Nova Scotia Portland, 2.72%, 5/2/08	1,353,198	1,353
Calyon, VR, 2.10%, 10/14/08	1,063,223	1,060
KBC, 3.05%, 7/29/08	1,256,000	1,256
Natixis, VR, 2.11%, 5/15/08	521,946	522
Toronto Dominion New York, 2.85%, 5/8/08	1,256,537	1,257
Unicredito Italiano, 2.86%, 6/17/08	869,910	870
Total Certificates of Deposit		7,860
Commercial Paper 0.1%		
DEPFA Bank, 2.93%, 5/15/08	483,283	483
Total Commercial Paper		483
Master Notes 0.2%		
Bear Stearns, VR, 3.109%, 6/13/08	753,922	754
Total Master Notes		754
Medium-Term Notes 6.5%		
American Honda Finance, VR, 2.86%, 9/16/08	270,639	271
Australia New Zealand, VR, 2.918%, 8/22/08	483,283	482
Bank of Ireland, VR, 2.125%, 12/29/08	1,159,880	1,157
Bank of Scotland, VR, 2.12%, 7/17/08	579,940	580
BASF, VR, 2.724%, 8/19/08	637,934	637
Bear Stearns, VR, 2.568%, 7/14/08	386,627	386
Bear Stearns, VR, 2.568%, 12/4/08	367,295	362

Bear Stearns, VR, 2.568%, 3/23/09	193,313	188
BMW U.S. Capital, VR, 2.741%, 8/4/08	1,759,151	1,759
Citigroup Funding, VR, 2.11%, 3/16/09	821,582	813
Commonwealth Bank Australia, VR, 2.779%, 6/8/09	966,567	966
Commonwealth Bank Australia, VR, 2.915%, 8/22/08	657,265	656
Credit Suisse First Boston USA, VR, 2.648%, 6/2/08	270,639	271
Goldman Sachs Group, VR, 2.558%, 2/13/09	734,591	730
HSBC Finance, VR, 2.761%, 8/6/08	483,283	482
IBM, VR, 2.769%, 9/8/08	1,904,136	1,903
Irish Life & Permanent, VR, 2.904%, 8/21/08	483,283	483
JPMorgan Chase, VR, 3.176%, 6/2/09	599,271	598
K2 USA, VR, 2.09%, 6/19/09	715,689	703
Lehman Brothers, VR, 2.15%, 12/23/08	811,916	804
Lehman Holdings, VR, 2.558%, 5/29/08	425,289	424
Links Finance, VR, 2.108%, 6/10/08	1,237,205	1,234
Merrill Lynch, VR, 2.558%, 10/23/08	1,024,561	1,010
Merrill Lynch, VR, 3.178%, 5/8/09	193,313	190
National Rural Utilities, VR, 2.72%, 9/4/08	1,101,886	1,101
Skandanaviska Enskilda Banken, VR, 2.98%, 8/7/08	1,111,552	1,111
SLM Corporation, VR, 2.94%, 12/15/08	1,314,531	1,284
Toyota Motor Credit Corporation, VR, 2.09%, 6/16/08	927,904	928
Wells Fargo, VR, 2.558%, 5/1/09	289,970	288
Wells Fargo, VR, 2.796%, 8/14/08	637,934	637
Total Medium-Term Notes		22,438
Repurchase Agreements 9.7%		
Barclays Capital, Tri-Party, Dated 4/30/08, 2.64% Delivery Value of $1,450 on 5/1/08	1,449,850	1,450
Barclays Capital, Tri-Party, Dated 4/30/08, 2.64% Delivery Value of $1,933 on 5/1/08	1,933,133	1,933

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $378,334)	$ 411,336
Receivable for investment securities sold	8,121
Dividends and interest receivable	2,449
Foreign currency (cost $1,049)	1,049
Cash	673
Receivable for shares sold	318
Other assets	5,830
Total assets	429,776
Liabilities	
Obligation to return securities lending collateral	70,243
Payable for investment securities purchased	6,519
Investment management fees payable	221
Payable for shares redeemed	98
Due to affiliates	73
Other liabilities	5,837
Total liabilities	82,991
NET ASSETS	$ 346,785
Net Assets Consist of:	
Undistributed net investment income	$ 1,386
Accumulated undistributed net realized loss	(36,807)
Net unrealized gain	32,903
Paid-in capital applicable to 34,137,211 shares of $0.01 par value capital stock outstanding; 2,500,000,000 shares of the Corporation authorized	349,303
NET ASSETS	$ 346,785
NET ASSET VALUE PER SHARE	$ 10.16

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/08	Year Ended 10/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,386	$ 1,157
Net realized loss	(15,237)	(5,465)
Change in net unrealized gain (loss)	(21,476)	3,058
Decrease in net assets from operations	(35,327)	(1,250)
Distributions to shareholders		
Net investment income	–	(956)
Net realized gain	–	(3,824)
Decrease in net assets from distributions	–	(4,780)
Capital share transactions*		
Shares sold	38,748	125,881
Distributions reinvested	–	4,310
Shares redeemed	(61,606)	(293,120)
Redemption fees received	33	77
Decrease in net assets from capital share transactions	(22,825)	(162,852)
Net Assets		
Decrease during period	(58,152)	(168,882)
Beginning of period	404,937	573,819
End of period	**$ 346,785**	**$ 404,937**
Undistributed net investment income	1,386	–
*Share information		
Shares sold	3,823	11,513
Distributions reinvested	–	392
Shares redeemed	(6,032)	(26,959)
Decrease in shares outstanding	(2,209)	(15,054)

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Japan Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements Effective November 1, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning November 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net assets value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities or AAA-rated asset-backed securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counter-party fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2008, the value of loaned securities was $66,629,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $170,994,000 and $198,059,000, respectively, for the six months ended April 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2008.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2007, the fund had $20,382,000 of unused capital loss carryforwards, of which $14,432,000 expire in fiscal 2010, $439,000 expire in fiscal 2011, and $5,511,000 expire in fiscal 2015.

At April 30, 2008, the cost of investments for federal income tax purposes was $378,334,000. Net unrealized gain aggregated $32,903,000 at period-end, of which $46,495,000 related to appreciated investments and $13,592,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2008, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2008, expenses incurred pursuant to these service agreements were $51,000 for Price Associates, $181,000 for T. Rowe Price Services, Inc., and $5,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2008, the fund was allocated $39,000 of Spectrum Funds’ expenses, of which $26,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $5,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2008, approximately 13% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 599,993 shares of the fund, representing 2% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager), and the investment subadvisory contract (Subadvisory Contract) between the Manager and T. Rowe Price Global Investment Services, Inc. (Global). The Board considered a variety of factors in connection with its review of the Contract and the Subadvisory Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager and by Global. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and Global.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates, including Global) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates (including Global) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was above the median for certain groups of comparable funds but at or below the median of other groups of comparable funds. The information also showed that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable. The Board also reviewed the fees paid by the Manager to Global under the Subadvisory Contract and concluded that the fees paid were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. The Board also approved the continuation of the Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decisions. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2008